EXHIBIT 99.1

June 14, 2005

First NLC Trust 2005-2
Mortgage-Backed Certificates, Series 2005-2

$546,600,000
(Approximate, Subject to +/- 10% Variance)

Series Term Sheet

First NLC Financial Services, LLC

A wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.
Originator

FBR Securitization, Inc.
Depositor

Litton Loan Servicing LP.
Servicer

FRIEDMAN BILLINGS RAMSEY
Lead Underwriter

DISCLAIMER

Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for distribution to potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained in this Series Term Sheet are preliminary and will be superseded by any subsequent series term sheets and by a prospectus, a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Depositor’s registration statement.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive information and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR trading desk at (703) 469-1225.

Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The discussion contained in this Series Term Sheet as to U.S. federal tax considerations is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal income tax penalties. Such discussion is written to support the promotion and marketing of the transaction or matters addressed in this Series Term Sheet. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on the pool of Mortgage Loans expected to be included in the trust along with other certain Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. The pool described in the Computational Materials may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Contact Information
FBR		FBR		FBR
ABS Banking		ABS Trading/Syndicate		ABS Structuring

Mike Ciuffo	(703) 312-1889	Salmaan Siddiqui	(703) 469-1225	Anna Zuckerman	(703)469-1283
Mike Clippinger	(703) 469-1219			Tol Ho	(703)312-1737
Dane Smith	(703) 312-1896
Chris DeMulder	(703) 312-1754

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 1	June 14, 2005

First NLC Trust 2005-2
Mortgage-Backed Certificates, Series 2005-2

	Principal	WAL	Payment Window	Expected Rating	Interest	Principal
Class(1)	Balance ($)(2)	Call/Mat (3)	(Mths) Call/Mat (3)	(S&P/Moody’s)	Type(4)	Type

Class AV-1	187,750,000	1.00 / 1.00	1 - 19 / 1 - 19	AAA/Aaa	Floating	Senior Sequential
Class AV-2	239,730,000	2.75 / 2.79	19 - 73 / 19 - 91	AAA/Aaa	Floating	Senior Sequential
Class AV-3	15,320,000	6.07 / 9.78	73 - 73 / 91 - 163	AAA/Aaa	Floating	Senior Sequential
Class M-1	24,300,000	4.81 / 5.25	49 - 73 / 49 - 143	AA+/Aa1	Floating	Subordinate
Class M-2	23,100,000	4.58 / 5.02	45 - 73 / 45 - 138	AA+/Aa2	Floating	Subordinate
Class M-3	14,100,000	4.48 / 4.90	43 - 73 / 43 - 132	AA/Aa3	Floating	Subordinate
Class M-4	12,000,000	4.42 / 4.83	42 - 73 / 42 - 128	AA/A1	Floating	Subordinate
Class M-5	10,800,000	4.38 / 4.78	41 - 73 / 41 - 124	AA-/A2	Floating	Subordinate
Class M-6	10,500,000	4.35 / 4.74	40 - 73 / 40 - 120	A+/A3	Floating	Subordinate
Class M-7	9,000,000	4.33 / 4.70	39 - 73 / 39 - 115	A/Baa1	Floating	Subordinate
Class M-8	8,400,000			A-/Baa2	Floating	Subordinate
Class M-9	8,100,000	Not Offered Hereby		BBB+/Baa3	Floating	Subordinate
Class M-10	15,000,000			BBB/NR	Floating	Subordinate
Class M-11	8,100,000			BBB-/NR	Floating	Subordinate
Total:	586,200,000

(1)	The Offered Certificates are priced to the Optional Termination Date. The margin on the Class A Certificates will be multiplied by 2 and the margin on the Class M Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.
(2)	Approximate.
(3)	See “Pricing Prepayment Speed” herein.
(4)	Each class of Certificates will be subject to the “Net WAC Cap” as described herein.

A. General Terms

Issuer:	First NLC Trust 2005-2.

Depositor:	FBR Securitization, Inc.

Originator:	First NLC Financial Services, LLC.

Lead Underwriter:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriter:	Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Servicer:	Litton Loan Servicing LP.

Interim Subservicer:	Ocwen Federal Bank FSB.

Trustee:	JPMorgan Chase Bank, N.A.

Hedge Counterparty:	TBD.

Class A Certificates:	The Class AV-1, Class AV-2 and Class AV-3 Certificates.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 2	June 14, 2005

Class M Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates. The Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are not offered hereby.

Offered Certificates:	The Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates.

Non-Offered Certificates:	The Class M-8, Class M-9, Class M-10 and Class M-11 Certificates

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in July 2005.

Cut-off Date:	For each Mortgage Loan in the mortgage pool as of the Closing Date, the later of (i) the origination date or (ii) June 1, 2005.

Final Maturity Date:	The Distribution Date in September 2035.

Expected Pricing Date:	On or about June [16], 2005.

Expected Closing Date:	On or about June 29, 2005.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered and Non-Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Due Period:	With respect to a Distribution Date, the period commencing on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs (or the date following the Cut-Off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Distribution Date occurs.

Registration:	The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 3	June 14, 2005

Initial and Additional Mortgage Loans:	As of June 1, 2005, the aggregate scheduled principal balance of the mortgage loans described herein will be approximately $335,569,487, consisting of approximately (i) $29,604,943 of fixed rate, first lien mortgage loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $305,964,544 of adjustable-rate, first lien mortgage loans (the “Initial Adjustable-Rate Mortgage Loans,” and together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”). See attached descriptions of the Statistical Pool for more information.

On or prior to the Closing Date, approximately $117,880,513 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the mortgage pool, consisting of (i) approximately $10,399,771 of additional fixed-rate, first lien mortgage loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately $107,480,742 of additional adjustable-rate, first lien mortgage loans (the “Additional Adjustable-Rate Mortgage Loans,” and together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”). On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Pre-Funded Amount:	An account (the “Pre-Funding Account”) will be established on the Closing Date into which approximately $146,550,000 (the “Original Pre-Funded Amount”) will be deposited. During the period from the Closing Date to [July 29, 2005] (the “Pre-Funding Period”), the amounts on deposit in the Pre-Funding Account generally will be used to purchase subsequent mortgage loans (“Subsequent Mortgage Loans”, and together with the Initial Mortgage loans and the Additional Mortgage Loans, the “Mortgage Loans”) having similar characteristics to the Closing Date Mortgage Loans. The “Pre-Funded Amount” on any date of determination is the amount on deposit in the Pre-Funding Account on such date. Any unused portion of the Pre-Funded Amount will be distributed as a payment of principal of the Offered and Non-Offered Certificates then entitled to receive principal on the Distribution Date immediately following the end of the Pre-Funding Period.

Capitalized Interest Account:	Because the Subsequent Mortgage Loans will not be acquired by the trust until after the Closing Date, there may not be sufficient Available Interest Funds to pay all the interest due on the Offered and Non-Offered Certificates on the Distribution Dates during and immediately following the Pre-Funding Period. If the Pre-Funded Account is funded, a Capitalized Interest Account will be established and funded on the Closing Date to cover those potential shortfalls.

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty under which the Hedge Counterparty will make payments generally to the Issuer in respect of any Net WAC Cap Carryover Amounts on the Offered and Non-Offered Certificates to the extent not paid by Excess Cashflow on the Distribution Dates occurring from August 2005 to November 2008. On each such Distribution Date, the Hedge Counterparty will be obligated to make a distribution to the Issuer equal to the product of (a) the amount, if any, by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Distribution Date, (b) the lesser of (i) the related notional balance for such Distribution Date and (ii) the sum of the principal balances of Offered and Non-Offered Certificates and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each distribution are set forth in the Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet. The final scheduled strike rates and notional balances will be included in the prospectus supplement.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 4	June 14, 2005

Credit Enhancement:	Consists of the following:

1. Excess Cashflow;

2. Overcollateralization; and

3. Subordination (to the extent applicable for each class of Offered and Non-Offered Certificates).

Expected Initial Credit		Expected Credit
Enhancement Percentage		Enhancement Percentage
On Closing Date		On or After Stepdown Date
Class	Percent	Class	Percent
A	26.20	A	52.40
M-1	22.15	M-1	44.30
M-2	18.30	M-2	36.60
M-3	15.95	M-3	31.90
M-4	13.95	M-4	27.90
M-5	12.15	M-5	24.30
M-6	10.40	M-6	20.80
M-7	8.90	M-7	17.80
M-8	7.50	M-8	15.00
M-9	6.15	M-9	12.30
M-10	3.65	M-10	7.30
M-11	2.30	M-11	4.60

Optional Termination Date:	Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less of the sum of the aggregate principal balance of the Closing Date Mortgage Loans on the Cut-Off Date and the Original Pre-Funded Amount.

Pricing Prepayment Speed:	The Offered Certificates will be priced at 100% PPC. With respect to the fixed rate mortgage loans, 100% PPC assumes 23% HEP. With respect to the adjustable rate mortgage loans, 100% PPC assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter.

Federal Tax Status:	It is anticipated that for federal income tax purposes the Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

SMMEA Eligibility:	The Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA (i) after the end of the Pre-Funding Period, and (ii) so long as they are rated in one of the two highest rating categories by one or more of nationally recognized statistical rating agencies. The remaining Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

ERISA Legibility:	The Offered Certificates are expected to be eligible for purchase by or on behalf of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Servicing Fee:	On each Distribution Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans as of the beginning of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 5	June 14, 2005

Trustee Fee:	On each Distribution Date, the Trustee will be entitled to 1/12 of 0.0075% of the aggregate principal balance of the Mortgage Loans as the beginning of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 6	June 14, 2005

B. Distributions to Securities

Priority of Distributions:	Available Funds from the Mortgage Loans will be distributed on each Distribution Date as follows:

	1)	Available Interest Funds will be distributed in the following order of priority:

		a)	first, to pay the Servicer Fee, the Trustee Fee and any indemnities and expenses due and payable;

		b)	second, concurrently to each class of Class A Certificates, pro rata based upon the entitlement of each such class, its Interest Distribution Amount; and

		c)	third, sequentially to each class of Class M Certificates in numeric order, its Interest Distribution Amount.

	2)	Available Principal Funds will be distributed as described under “Principal Paydown.”

	3)	Excess Cashflow will be distributed in the following order of priority:

		a)	first, to each Class A Certificate, pro rata any remaining unpaid interest amounts;

		b)	second, as principal to the Offered and Non-Offered Certificates, to build or maintain the Overcollateralization Amount, to be distributed as described under “Principal Paydown;”

		c)	third, sequentially to each class of Class M Certificates in numeric order, first, to pay any remaining unpaid interest amounts and, second to pay any unpaid Realized Loss amounts to such class;

		d)	fourth, to pay any unpaid Net WAC Cap Carryover Amount payable to each class of Offered and Non-Offered Certificates, pro rata based on the entitlement of each such class; and

		e)	fifth, any remaining Excess Cashflow to other non-offered certificates as described in the pooling and servicing agreement.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 7	June 14, 2005

Principal Paydown:	1)	On any Distribution Date prior to the Stepdown Date or if a Trigger Event is in effect, Available Principal Funds will be distributed in the following order of priority:

		a.	first, to the Class A Certificates as described under “Class A Principal Distribution”; and
		b.	second, sequentially to each class of Class M Certificates in numeric order until the certificate principal balance of each such class has been reduced to zero.

	2)	On any Distribution Date on or after the Stepdown Date and if a Trigger Event is not in effect, Available Principal Funds will be distributed in the following order of priority (subject, in each case, to any overcollateralization floors):

		a.	first, to the Class A Certificates as described under “Class A Principal Distribution,” such that the Class A Certificates collectively will have a Credit Enhancement Percentage of at least 52.40%;
		b.	second, to the Class M-1 Certificates such that the Class M-1 Certificates will have a Credit Enhancement Percentage of at least 44.30%;
		c.	third, to the Class M-2 Certificates such that the Class M-2 Certificates will have a Credit Enhancement Percentage of at least 36.60%;
		d.	fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have a Credit Enhancement Percentage of at least 31.90%;
		e.	fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have will have a Credit Enhancement Percentage of at least 27.90%;
		f.	sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have a Credit Enhancement Percentage of at least 24.30%;
		g.	seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have a Credit Enhancement Percentage of at least 20.80%;
		h.	eighth, to the Class M-7 Certificates such that the Class M-7 Certificates will have a Credit Enhancement Percentage of at least 17.80%;
		i.	ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have a Credit Enhancement Percentage of at least 15.00%;
		j.	tenth, to the Class M-9 Certificates such that the Class M-9 Certificates will have a Credit Enhancement Percentage of at least 12.30%;
		k.	eleventh, to the Class M-10 Certificates such that the Class M-10 Certificates will have a Credit Enhancement Percentage of at least 7.30%; and
		l.	twelfth, to the Class M-11 Certificates such that the Class M-11 Certificates will have a Credit Enhancement Percentage of at least 4.60%.

Class A Principal Distribution:	The Available Principal Funds allocated for distribution to the Class A Certificates on a Distribution Date shall be distributed as follows:

	1)	first, to the Class AV-1 Certificates until their certificate principal balance has been reduced to zero;

	2)	second, to the Class AV-2 Certificates until their certificate principal balance has been reduced to zero; and

	3)	third, to the Class AV-3 Certificates until their certificate principal balance has been reduced to zero.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 8	June 14, 2005

C. Definitions

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the mortgage rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

Available Funds:	The “Available Funds” for each Distribution Date will be the sum of the Available Interest Funds and the Available Principal Funds for such Distribution Date.

Available Interest Funds:	The “Available Interest Funds” for each Distribution Date generally will be amounts collected or advanced in respect of interest on the Mortgage Loans.

Available Principal Funds:	The “Available Principal Funds” for such Distribution Date generally will be amounts collected or advanced in respect of principal on the Mortgage Loans.

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for each class of Offered and Non-Offered Certificate is a percentage determined by dividing (a) the sum of (i) the sum of the certificate principal balances of all certificates subordinate to the subject class of Certificates, (ii) the Overcollateralization Amount for such Distribution Date in each case before taking into account any principal distributions on that date, by (b) the sum of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (ii) the Pre-Funded Amount.

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the Available Funds remaining after priorities 1) and 2) under “Priority of Distributions.”
Formula Rate:	The “Formula Rate” for each class of Offered and Non-Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the applicable margin for such Class and (ii) 14.00%.

Interest Distribution Amount:	The “Interest Distribution Amount” for each class of Offered and Non-Offered Certificates on a Distribution Date, an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the Pass-Through Rate, and (ii) any interest described in clause (i) above for any prior Distribution Date that remains unpaid (together with any unpaid interest thereon), and (iii) interest accrued during the related Interest Accrual Period on the amount described in clause (ii) above at the Pass-Through Rate applicable to such class of Certificates. The Interest Distribution Amount may be reduced by prepayment interest shortfalls or Servicemembers Civil Relief Act shortfalls as shall described in the prospectus supplement.

Net WAC Cap:	The “Net WAC Cap” with respect to each Distribution Date is a rate equal to the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the Due Period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap Carryover Amount:	The “Net WAC Cap Carryover Amount” for each class of the Offered and Non-Offered Certificates on a Distribution Date is equal to the sum of (i) the excess, if any, of (a) the amount that would have been the monthly interest for such class of Certificates at the Formula Rate over (b) the actual amount of monthly interest paid for such class of Certificates, (ii) any excess described in clause (i) above for any prior Distribution Date that remains unpaid (together with any unpaid interest thereon), and (iii) interest accrued during the Interest Accrual Period related to such Distribution Date on the amount described in clause (ii) above at the Formula Rate applicable to such class of Certificates.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 9	June 14, 2005

Overcollateralization Amount:	The “Overcollateralization Amount” as of any date of determination is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and the Pre-Funded Amount for such Distribution Date over (ii) the aggregate certificate principal balance of the Offered and Non-Offered Certificates. On the Closing Date, the Overcollateralization Amount will be approximately 2.30% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-Off Date and the Original Pre-Funded Amount. On each Distribution Date, Excess Cashflow, if any, remaining after application for payment of any unpaid interest amount on the Class A Certificates will be used to maintain the Targeted Overcollateralization Amount.

Pass-Through Rate:	The “Pass-Through Rate” on each class of Offered and Non-Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Cap.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a “Realized Loss.” Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied to the Class M Certificates sequentially in reverse numeric order in reduction of the certificate principal amount of each such class.

Senior Enhancement Percentage:	The “Senior Enhancement Percentage” for a Distribution Date is equal to (a) the sum of the aggregate certificate principal balance of the Class M Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Offered and Non-Offered Certificates on that Distribution Date divided by (b) the sum of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and the Pre-Funded Amount for such Distribution Date.

Stepdown Date:	The “Step Down Date” later to occur of (x) the earlier to occur of (a) the Distribution Date in July 2008 and (b) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 52.40%.

Targeted Overcollateralization Amount:	For any Distribution Date prior to the Stepdown Date, approximately 2.30% of the sum of (a) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (b) the Original Pre-Funded Amount.

For any Distribution Date on or after the Stepdown Date, approximately the lesser of (a) 2.30% of the sum of (i) of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Original Pre-Funded Amount, and (b) 4.60% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (ii) the Pre-Funded Amount for such Distribution Date, subject to a floor equal to 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Original Pre-Funded Amount; provided, however, if a Trigger Event has occurred and is continuing on the related Distribution Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Distribution Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 10	June 14, 2005

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (a) the six month rolling average 60+ delinquency percentage equals or exceeds [30.50%] of the current Senior Enhancement Percentage or (b) cumulative Realized Losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Original Pre-Funded Amount, for the related Distribution Date are greater than:

Distribution Date Occurring In	Percentage
July 2007-June 2008	2.00% for the first month plus an additional 1/12th of 2.00% for each month thereafter
July 2008-June 2009	4.00% for the first month plus an additional 1/12th of 1.50% for each month thereafter
July 2009-June 2010	5.50% for the first month plus an additional 1/12th of 1.00% for each month thereafter
July 2010-June 2011	6.50% for the first month plus an additional 1/12th of 0.75% for each month thereafter
July 2011 and thereafter	7.25%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 11	June 14, 2005

D. Net WAC Cap

Net WAC Cap
		Effective Net WAC			Effective Net WAC
Period	Net WAC Cap(1)(3)	Cap(1)(2)(3)	Period	Net WAC Cap(1)(3)	Cap(1)(2)(3)

1	NA	NA	38	10.419%	10.500%
2	6.461%	10.500%	39	10.413%	10.500%
3	6.461%	10.500%	40	10.754%	10.754%
4	6.676%	10.500%	41	10.400%	10.500%
5	6.461%	10.500%	42	10.741%	10.741%
6	6.676%	10.500%	43	10.952%	10.952%
7	6.461%	10.500%	44	11.405%	11.405%
8	6.460%	10.500%	45	12.618%	12.618%
9	7.153%	10.500%	46	11.388%	11.388%
10	6.460%	10.500%	47	11.759%	11.759%
11	6.676%	10.500%	48	11.372%	11.372%
12	6.460%	10.500%	49	12.051%	12.051%
13	6.675%	10.500%	50	11.898%	11.898%
14	6.460%	10.500%	51	11.888%	11.888%
15	6.460%	10.500%	52	12.274%	12.274%
16	6.676%	10.500%	53	11.868%	11.868%
17	6.460%	10.500%	54	12.254%	12.254%
18	6.676%	10.500%	55	12.049%	12.049%
19	6.460%	10.500%	56	12.202%	12.202%
20	6.460%	10.500%	57	13.497%	13.497%
21	7.153%	10.500%	58	12.180%	12.180%
22	6.460%	10.500%	59	12.575%	12.575%
23	6.676%	10.500%	60	12.158%	12.158%
24	6.461%	10.500%	61	12.551%	12.551%
25	7.497%	10.500%	62	12.135%	12.135%
26	7.914%	10.500%	63	12.123%	12.123%
27	7.910%	10.500%	64	12.515%	12.515%
28	8.169%	10.500%	65	12.099%	12.099%
29	7.902%	10.500%	66	12.490%	12.490%
30	8.164%	10.500%	67	12.075%	12.075%
31	8.291%	10.500%	68	12.063%	12.063%
32	8.610%	10.500%	69	13.342%	13.342%
33	9.201%	10.500%	70	12.038%	12.038%
34	8.604%	10.500%	71	12.427%	12.427%
35	8.888%	10.500%	72	12.013%	12.013%
36	8.599%	10.500%	73	12.401%	12.401%
37	9.923%	10.500%

(1)	Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2)	Assumes payments are received from the Cap Agreement.

(3)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 12	June 14, 2005

E. Cap Agreement

Cap Agreement
	Notional Balance	Cap Strike	Cap Ceiling		Notional Balance	Cap Strike	Cap Ceiling
Period	($)	(%)	(%)	Period	($)	(%)	(%)

1	—	0.000%	10.500%	22	374,055,957.56	6.460%	10.500%
2	585,471,134.33	6.461%	10.500%	23	362,777,075.94	6.676%	10.500%
3	583,443,451.79	6.461%	10.500%	24	346,785,181.86	6.461%	10.500%
4	580,109,067.24	6.676%	10.500%	25	327,573,261.77	7.497%	10.500%
5	575,454,555.06	6.461%	10.500%	26	309,437,226.65	7.914%	10.500%
6	569,474,288.75	6.676%	10.500%	27	292,312,427.17	7.910%	10.500%
7	562,170,826.94	6.461%	10.500%	28	276,129,482.56	8.169%	10.500%
8	553,555,238.07	6.460%	10.500%	29	263,764,493.86	7.902%	10.500%
9	543,647,355.79	7.153%	10.500%	30	254,277,733.88	8.164%	10.500%
10	532,475,957.65	6.460%	10.500%	31	245,118,984.48	8.291%	10.500%
11	520,079,714.79	6.676%	10.500%	32	236,281,345.05	8.610%	10.500%
12	506,569,075.88	6.460%	10.500%	33	227,752,522.82	9.201%	10.500%
13	492,048,079.58	6.675%	10.500%	34	219,518,078.44	8.604%	10.500%
14	477,335,843.24	6.460%	10.500%	35	211,567,763.95	8.888%	10.500%
15	463,052,015.71	6.460%	10.500%	36	203,891,690.18	8.599%	10.500%
16	449,184,104.73	6.676%	10.500%	37	196,480,314.11	9.923%	10.500%
17	435,719,982.76	6.460%	10.500%	38	193,794,079.22	10.419%	10.500%
18	422,647,876.31	6.676%	10.500%	39	187,225,640.90	10.413%	10.500%
19	409,956,355.64	6.460%	10.500%	40	—	0.000%	10.500%
20	397,634,324.65	6.460%	10.500%	41	174,757,503.74	10.400%	10.500%
				42 and
21	385,671,011.19	7.153%	10.500%	thereafter	—	0.000%	0.000%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 13	June 14, 2005

F. Excess Spread Schedule

Excess Spread(1)(2)
	FWD 1	FWD 6	STATIC			FWD 1	FWD 6	STATIC
	Month	Month	LIBOR	FORWARD		Month	Month	LIBOR	FORWARD
Period	LIBOR %	LIBOR %	(%)	LIBOR (%)	Period	LIBOR %	LIBOR %	(%)	LIBOR (%)

1	3.3257	3.6440	NA	NA	38	4.1967	4.2251	5.202	4.657
2	3.5769	3.7907	2.872	2.618	39	4.2051	4.2334	5.257	4.703
3	3.5895	3.8484	2.871	2.604	40	4.2126	4.2394	5.413	4.879
4	3.7191	3.9143	2.992	2.608	41	4.2215	4.2464	5.293	4.721
5	3.9097	3.9575	2.867	2.286	42	4.2292	4.2554	5.426	4.876
6	3.8642	3.9764	2.988	2.462	43	4.2371	4.2749	5.345	4.888
7	3.9304	3.9855	2.862	2.261	44	4.2450	4.2961	5.383	5.032
8	3.8904	3.9914	2.858	2.296	45	4.2517	4.3199	5.771	5.500
9	3.9875	4.0008	3.223	2.621	46	4.2597	4.3414	5.381	5.013
10	3.9588	4.0022	2.848	2.221	47	4.2679	4.3630	5.509	5.161
11	4.0343	4.0136	2.966	2.280	48	4.2804	4.3862	5.378	4.987
12	3.9307	4.0119	2.835	2.237	49	4.2867	4.3945	5.505	5.194
13	3.9572	4.0356	2.952	2.339	50	4.2945	4.4036	5.373	5.065
14	3.9833	4.0610	2.819	2.172	51	4.3015	4.4129	5.371	5.054
15	4.0095	4.0831	2.811	2.139	52	4.3079	4.4197	5.497	5.204
16	4.0348	4.1047	2.927	2.244	53	4.3150	4.4283	5.366	5.034
17	4.0588	4.1284	2.793	2.077	54	4.3213	4.4369	5.493	5.184
18	4.0844	4.1499	2.909	2.183	55	4.3288	4.4283	5.362	5.029
19	4.1092	4.1501	2.774	2.013	56	4.3350	4.4186	5.358	5.023
20	4.1311	4.1482	2.764	1.984	57	4.3398	4.4078	5.738	5.494
21	4.1532	4.1446	3.138	2.393	58	4.3465	4.3987	5.346	4.998
22	4.1764	4.1407	2.754	1.935	59	4.3526	4.3872	5.469	5.146
23	4.1992	4.1327	2.875	2.050	60	4.2971	4.3752	5.335	5.033
24	4.0637	4.1247	2.740	2.030	61	4.3009	4.3792	5.458	5.159
25	4.0741	4.1366	3.647	2.949	62	4.3053	4.3851	5.324	4.975
26	4.0843	4.1474	4.164	3.451	63	4.3093	4.3887	5.318	4.964
27	4.0954	4.1582	4.147	3.425	64	4.3136	4.3919	5.440	5.112
28	4.1054	4.1690	4.257	3.552	65	4.3176	4.3964	5.305	4.941
29	4.1155	4.1791	4.115	3.377	66	4.3204	4.4006	5.428	5.091
30	4.1257	4.1893	4.233	3.512	67	4.3246	4.4096	5.293	4.933
31	4.1357	4.1941	4.160	3.534	68	4.3279	4.4193	5.287	4.934
32	4.1460	4.1976	4.203	3.675	69	4.3303	4.4277	5.667	5.407
33	4.1548	4.2011	4.451	3.967	70	4.3349	4.4373	5.274	4.912
34	4.1642	4.2049	4.179	3.635	71	4.3424	4.4469	5.396	5.058
35	4.1729	4.2071	4.296	3.772	72	4.4161	4.4557	5.270	4.826
36	4.1785	4.2105	4.153	3.598	73	4.4211	4.4593	5.402	5.011
37	4.1870	4.2175	4.891	4.380

(1)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee and Trustee Fee), less the aggregate amount of interest due on the Offered and Non-Offered Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the Due Period, multiplied by 12.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 14	June 14, 2005

G. Breakeven Losses

Breakeven Losses
			Static LIBOR		Forward LIBOR
				Cumulative		Cumulative
Class	Moody’s	S&P	Break CDR(1)	Losses(2)	Break CDR(1)	Losses(2)

M-1	Aa1	AA+	39.27%	25.88%	37.61%	25.26%
M-2	Aa2	AA+	31.17%	22.61%	29.67%	21.93%
M-3	Aa3	AA	26.89%	20.60%	25.47%	19.88%
M-4	A1	AA	23.57%	18.87%	22.22%	18.13%
M-5	A2	AA-	20.81%	17.32%	19.52%	16.55%
M-6	A3	A+	18.29%	15.79%	17.04%	14.99%
M-7	Baa1	A	16.20%	14.43%	14.99%	13.60%

(1)	The “Break CDR” is the percentage of CDR that creates first dollar of principal loss on the related bond.

(2)	As a percentage of the aggregate principal balance of the Closing Date Mortgage Loans and the Original Pre-Funded Amount.

Assumptions:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 15	June 14, 2005

     H. Computational Items

	Bond Summary - To Call

Class AV-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	1.51	1.19	1.00	0.88	0.80
Modified Duration (yrs)	1.46	1.16	0.98	0.86	0.78
Principal Window (mths)	1 - 30	1 - 24	1 - 19	1 - 17	1 - 15

Class AV-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	5.66	3.86	2.75	2.00	1.76
Modified Duration (yrs)	4.97	3.53	2.58	1.93	1.70
Principal Window (mths)	30 - 148	24 - 99	19 - 73	17 - 33	15 - 27

Class AV-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	12.32	8.24	6.07	2.84	2.31
Modified Duration (yrs)	9.84	7.07	5.41	2.69	2.20
Principal Window (mths)	148 - 148	99 - 99	73 - 73	33 - 35	27 - 28

Class M-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.25	5.56	4.81	4.61	3.69
Modified Duration (yrs)	6.93	4.93	4.37	4.21	3.43
Principal Window (mths)	50 - 148	38 - 99	49 - 73	35 - 57	28 - 45

Class M-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.25	5.55	4.58	4.67	3.69
Modified Duration (yrs)	6.92	4.92	4.17	4.26	3.42
Principal Window (mths)	50 - 148	38 - 99	45 - 73	52 - 57	42 - 45

Class M-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.25	5.55	4.48	4.30	3.40
Modified Duration (yrs)	6.90	4.91	4.07	3.94	3.17
Principal Window (mths)	50 - 148	38 - 99	43 - 73	48 - 57	38 - 45

Class M-4
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.25	5.55	4.42	4.09	3.25
Modified Duration (yrs)	6.86	4.89	4.01	3.75	3.03
Principal Window (mths)	50 - 148	37 - 99	42 - 73	45 - 57	36 - 45

Class M-5
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.25	5.54	4.38	3.96	3.15
Modified Duration (yrs)	6.84	4.88	3.97	3.64	2.94
Principal Window (mths)	50 - 148	37 - 99	41 - 73	43 - 57	34 - 45

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 16	June 14, 2005

	Bond Summary - To Call

Class M-6
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.25	5.54	4.35	3.86	3.07
Modified Duration (yrs)	6.83	4.87	3.94	3.55	2.86
Principal Window (mths)	50 - 148	37 - 99	40 - 73	42 - 57	33 - 45

Class M-7
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.25	5.54	4.33	3.79	3.02
Modified Duration (yrs)	6.67	4.79	3.87	3.45	2.79
Principal Window (mths)	50 - 148	37 - 99	39 - 73	40 - 57	32 - 45

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 17	June 14, 2005

	Bond Summary - To Maturity

Class AV-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	1.51	1.19	1.00	0.88	0.80
Modified Duration (yrs)	1.46	1.16	0.98	0.86	0.78
Principal Window (mths)	1 - 30	1 - 24	1 - 19	1 - 17	1 - 15

Class AV-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	5.73	3.91	2.79	2.00	1.76
Modified Duration (yrs)	5.02	3.57	2.61	1.93	1.70
Principal Window (mths)	30 - 184	24 - 124	19 - 91	17 - 33	15 - 27

Class AV-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	19.17	13.26	9.78	2.84	2.31
Modified Duration (yrs)	13.53	10.33	8.11	2.69	2.20
Principal Window (mths)	184 - 300	124 - 219	91 - 163	33 - 35	27 - 28

Class M-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	9.08	6.16	5.25	6.86	5.52
Modified Duration (yrs)	7.40	5.34	4.70	5.96	4.93
Principal Window (mths)	50 - 273	38 - 193	49 - 143	35 - 127	28 - 101

Class M-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	9.07	6.14	5.02	5.14	4.06
Modified Duration (yrs)	7.37	5.32	4.49	4.63	3.73
Principal Window (mths)	50 - 266	38 - 187	45 - 138	52 - 107	42 - 85

Class M-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	9.05	6.13	4.90	4.62	3.66
Modified Duration (yrs)	7.34	5.29	4.38	4.19	3.39
Principal Window (mths)	50 - 257	38 - 179	43 - 132	48 - 102	38 - 81

Class M-4
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	9.03	6.11	4.83	4.40	3.50
Modified Duration (yrs)	7.29	5.26	4.32	3.99	3.23
Principal Window (mths)	50 - 250	37 - 174	42 - 128	45 - 99	36 - 79

Class M-5
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	9.01	6.09	4.78	4.26	3.39
Modified Duration (yrs)	7.26	5.24	4.27	3.87	3.14
Principal Window (mths)	50 - 243	37 - 168	41 - 124	43 - 96	34 - 76

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 18	June 14, 2005

	Bond Summary - To Maturity

Class M-6
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.99	6.07	4.74	4.15	3.30
Modified Duration (yrs)	7.23	5.22	4.22	3.77	3.06
Principal Window (mths)	50 - 236	37 - 163	40 - 120	42 - 93	33 - 74

Class M-7
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.95	6.04	4.70	4.06	3.24
Modified Duration (yrs)	7.03	5.11	4.13	3.66	2.97
Principal Window (mths)	50 - 228	37 - 156	39 - 115	40 - 89	32 - 71

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 19	June 14, 2005

I. The Statistical Pool

The information presented in this Series Term Sheet for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of June 6, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$354,402,292.03	$40,000.00	$720,000.00
Average Scheduled Principal Balance	$191,155.50
Number of Mortgage Loans	1,854

Weighted Average Gross Coupon	7.201%	5.125%	10.875%
Weighted Average FICO Score	627	471	809
Weighted Average Original LTV	80.38%	17.86%	100.00%

Weighted Average Original Term	359 months	120 months	360 months
Weighted Average Stated Remaining Term	359 months	120 months	360 months
Weighted Average Seasoning	0 months	0 months	4 months

ARM Characteristics
Weighted Average Gross Margin	6.670%	4.210%	9.875%
Weighted Average Minimum Interest Rate	7.181%	5.125%	10.330%
Weighted Average Maximum Interest Rate	14.177%	11.805%	17.330%
Weighted Average Initial Rate Cap	3.000%	3.000%	3.000%
Weighted Average Subsequent Rate Cap	1.493%	1.000%	1.500%
Weighted Average Months to Roll	29 months	22 months	49 months

Maturity Date		June 1, 2015	July 1, 2035
Maximum Zip Code Concentration	0.54%	60618

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 20	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	$2,185,000.00	0.62%	5.423%	695	75.31%
5.501 - 6.000	87	21,115,668.15	5.96	5.898	653	77.33
6.001 - 6.500	262	58,601,523.61	16.54	6.333	652	78.56
6.501 - 7.000	438	96,087,274.83	27.11	6.832	642	80.75
7.001 - 7.500	333	64,675,513.29	18.25	7.306	631	80.36
7.501 - 8.000	351	60,198,596.68	16.99	7.777	608	80.89
8.001 - 8.500	137	22,459,664.86	6.34	8.278	591	82.27
8.501 - 9.000	151	20,602,895.63	5.81	8.771	565	82.97
9.001 - 9.500	48	5,035,195.76	1.42	9.268	557	82.48
9.501 - 10.000	29	2,626,309.22	0.74	9.748	553	84.68
10.001 - 10.500	8	764,250.00	0.22	10.219	533	82.09
10.501 - 11.000	1	50,400.00	0.01	10.875	569	80.00

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Outstanding	Mortgage	Principal	Principal	Gross	Credit	Original
Principal Balances ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	13	$621,561.35	0.18%	8.969%	562	78.57%
50,000.01 - 100,000.00	358	28,762,435.98	8.12	7.930	598	79.54
100,000.01 - 150,000.00	419	52,103,664.67	14.70	7.487	615	80.66
150,000.01 - 200,000.00	325	56,814,691.14	16.03	7.297	623	80.02
200,000.01 - 250,000.00	302	67,952,158.62	19.17	7.067	624	79.37
250,000.01 - 300,000.00	157	42,890,108.52	12.10	7.031	635	81.10
300,000.01 - 350,000.00	133	42,859,615.08	12.09	6.996	629	80.35
350,000.01 - 400,000.00	68	25,435,281.67	7.18	6.944	644	82.79
400,000.01 - 450,000.00	38	16,199,275.00	4.57	6.826	648	80.07
450,000.01 - 500,000.00	28	13,434,800.00	3.79	6.842	674	79.32
500,000.01 - 550,000.00	6	3,066,200.00	0.87	7.557	589	83.99
550,000.01 - 600,000.00	5	2,900,000.00	0.82	7.492	676	85.96
600,000.01 - 650,000.00	1	642,500.00	0.18	5.875	696	80.31
700,000.01 - 750,000.00	1	720,000.00	0.20	5.750	643	84.71

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 21	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Types	Loans	Balance	Balance	Coupon	Score	LTV

ARM 3/27	612	$97,611,804.24	27.54%	7.652%	601	80.01%
ARM 2/28 60 Month IO	364	90,896,743.15	25.65	6.859	657	80.69
ARM 2/28	466	86,925,092.72	24.53	7.244	609	81.45
ARM 3/27 60 Month IO	197	48,197,759.29	13.60	6.720	655	80.30
30 Year Fixed	187	27,890,727.67	7.87	7.393	629	77.95
15 Year Fixed	17	1,432,054.96	0.40	7.533	617	73.12
20 Year Fixed	10	1,286,710.00	0.36	7.622	624	78.83
10 Year Fixed	1	161,400.00	0.05	6.875	654	84.06

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Remaining Terms	Mortgage	Principal	Principal	Gross	Credit	Original
to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	1	$161,400.00	0.05%	6.875%	654	84.06%
169 - 180	17	1,432,054.96	0.40	7.533	617	73.12
229 - 240	10	1,286,710.00	0.36	7.622	624	78.83
349 - 360	1,826	351,522,127.07	99.19	7.198	627	80.42

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Mortgage Loan Age	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,720	$328,138,161.76	92.59%	7.208%	627	80.37%
1	128	25,532,612.87	7.20	7.103	621	80.56
2	5	587,927.88	0.17	7.302	602	78.61
4	1	143,589.52	0.04	7.750	684	80.00

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 22	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Original	Mortgage	Principal	Principal	Gross	Credit	Original
Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	$125,000.00	0.04%	6.500%	646	17.86%
20.01 - 25.00	3	433,750.00	0.12	7.383	585	23.25
25.01 - 30.00	1	104,000.00	0.03	6.350	614	28.89
30.01 - 35.00	4	556,500.00	0.16	7.810	550	32.36
35.01 - 40.00	7	648,984.00	0.18	6.828	625	38.10
40.01 - 45.00	7	1,302,500.00	0.37	6.684	630	42.41
45.01 - 50.00	12	2,346,470.00	0.66	6.898	573	47.46
50.01 - 55.00	27	4,042,223.44	1.14	7.046	592	53.09
55.01 - 60.00	34	5,431,090.00	1.53	7.030	591	57.64
60.01 - 65.00	43	7,762,378.89	2.19	7.146	580	63.27
65.01 - 70.00	96	17,297,479.96	4.88	7.072	596	68.49
70.01 - 75.00	115	22,699,245.53	6.40	7.293	600	73.95
75.01 - 80.00	847	171,845,660.15	48.49	7.063	645	79.77
80.01 - 85.00	226	40,090,208.08	11.31	7.399	600	84.25
85.01 - 90.00	313	58,084,989.82	16.39	7.437	622	89.69
90.01 - 95.00	64	13,109,135.00	3.70	7.347	638	94.34
95.01 - 100.00	54	8,522,677.16	2.40	7.610	639	99.63

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 23	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Credit Scores	Loans	Balance	Balance	Coupon	Score	LTV

461 - 480	1	$50,000.00	0.01%	9.940%	471	76.92%
481 - 500	5	481,800.00	0.14	7.652	500	70.02
501 - 520	73	11,363,222.94	3.21	8.052	511	73.90
521 - 540	124	19,136,807.85	5.40	8.086	531	75.19
541 - 560	150	24,151,124.11	6.81	7.944	551	78.46
561 - 580	135	20,881,210.11	5.89	7.645	571	80.35
581 - 600	160	29,233,407.48	8.25	7.459	591	81.91
601 - 620	228	41,987,997.61	11.85	7.106	611	81.66
621 - 640	305	62,939,396.21	17.76	7.061	630	80.36
641 - 660	245	48,235,263.46	13.61	7.001	649	81.47
661 - 680	165	36,131,779.56	10.20	6.826	670	80.68
681 - 700	122	27,922,256.56	7.88	6.800	689	82.01
701 - 720	60	12,201,032.81	3.44	6.688	709	80.78
721 - 740	39	10,363,293.33	2.92	6.830	730	80.98
741 - 760	28	5,852,450.00	1.65	6.743	752	81.49
761 - 780	6	1,717,850.00	0.48	6.642	769	82.56
781 - 800	7	1,441,400.00	0.41	6.884	790	80.47
801 - 820	1	312,000.00	0.09	5.600	809	80.00

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Purpose	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	1,152	$205,488,009.19	57.98%	7.279%	608	79.68%
Purchase	661	141,511,903.95	39.93	7.078	655	81.39
Rate/Term Refinance	41	7,402,378.89	2.09	7.373	614	80.80

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,569	$294,508,282.44	83.10%	7.187%	624	80.47%
Condo	103	19,093,028.86	5.39	7.307	633	80.28
Townhouse	79	15,778,630.73	4.45	7.081	634	80.82
3-4 Unit	49	13,571,750.00	3.83	7.376	667	79.95
Duplex	53	11,352,600.00	3.20	7.321	639	78.01
PUD	1	98,000.00	0.03	7.500	674	100.00

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2
Series Term Sheet
Page 24	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,105	$185,314,778.70	52.29%	7.230%	607	81.11%
Stated	744	167,764,633.08	47.34	7.166	648	79.60
NINA	5	1,322,880.25	0.37	7.502	659	78.25

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Status	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,779	$343,689,974.69	96.98%	7.195%	626	80.48%
Non-Owner Occupied	75	10,712,317.34	3.02	7.368	653	77.35

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	989	$209,780,071.93	59.19%	6.919%	665	81.03%
B	597	103,829,753.23	29.30	7.432	589	81.12
C	268	40,792,466.87	11.51	8.058	529	75.22

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 25	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
State	Loans	Balance	Balance	Coupon	Score	LTV

California	442	$120,462,797.45	33.99%	6.894%	631	77.92%
Florida	341	61,057,691.89	17.23	7.251	634	80.57
Illinois	239	44,153,456.79	12.46	7.203	631	82.17
Maryland	87	19,434,248.34	5.48	7.154	622	81.71
Virginia	48	10,716,450.00	3.02	7.159	645	79.18
Arizona	63	9,623,267.95	2.72	7.129	619	83.21
Nevada	39	8,772,010.00	2.48	6.882	637	80.61
Michigan	66	8,020,778.87	2.26	8.089	597	83.37
North Carolina	59	6,693,750.25	1.89	7.589	614	83.55
Wisconsin	57	6,640,247.74	1.87	7.645	604	80.96
Washington	35	6,182,325.00	1.74	7.290	609	80.48
Pennsylvania	52	6,143,898.55	1.73	7.574	620	85.04
Massachusetts	24	5,770,228.91	1.63	7.355	630	78.15
Rhode Island	18	4,141,750.00	1.17	7.276	653	81.39
Georgia	25	4,122,267.42	1.16	7.356	608	81.62
Indiana	33	3,568,925.00	1.01	8.035	610	85.50
Tennessee	28	3,566,800.00	1.01	7.727	606	84.74
Louisiana	33	3,251,844.14	0.92	8.170	595	85.35
Ohio	25	3,170,925.00	0.89	8.037	608	86.06
Texas	32	2,973,884.97	0.84	8.073	624	78.64
New Jersey	13	2,699,907.11	0.76	7.710	576	75.19
Minnesota	13	2,591,940.98	0.73	7.303	617	85.17
Colorado	16	2,505,982.81	0.71	7.502	638	84.59
Connecticut	12	1,994,450.00	0.56	7.821	606	80.56
Idaho	9	1,034,290.00	0.29	7.865	589	86.42
Missouri	9	987,650.00	0.28	8.636	567	82.37
Kentucky	9	967,176.08	0.27	8.075	604	87.75
Iowa	11	809,996.78	0.23	7.916	591	80.48
Oregon	4	641,800.00	0.18	7.922	631	83.95
New Hampshire	3	592,800.00	0.17	7.695	647	80.00
Utah	3	476,500.00	0.13	6.829	587	73.32
Oklahoma	1	223,200.00	0.06	6.990	612	90.00
New Mexico	1	144,000.00	0.04	6.500	623	80.00
Nebraska	2	129,150.00	0.04	7.829	642	90.01
South Dakota	1	68,400.00	0.02	8.000	627	90.00
Kansas	1	67,500.00	0.02	9.640	650	90.00

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 26	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty Term	Mortgage	Principal	Principal	Gross	Credit	Original
(Years)	Loans	Balance	Balance	Coupon	Score	LTV

None	440	$77,479,528.03	21.86%	7.421%	625	81.01%
1	94	21,836,769.49	6.16	7.163	646	81.98
2	653	138,592,827.55	39.11	7.001	629	80.43
3	667	116,493,166.96	32.87	7.298	622	79.62

Total	1,854	$354,402,292.03	100.00%	7.201%	627	80.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Gross Margins (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	187	$34,631,303.51	10.70%	7.049%	637	81.59%
4.501 - 5.000	1	180,000.00	0.06	5.125	711	80.00
5.001 - 5.500	23	5,961,500.00	1.84	5.628	663	75.80
5.501 - 6.000	144	33,095,685.45	10.23	6.089	651	77.90
6.001 - 6.500	257	60,142,494.61	18.58	6.558	646	79.81
6.501 - 7.000	324	72,057,348.36	22.27	7.010	636	81.17
7.001 - 7.500	261	50,390,086.74	15.57	7.534	619	80.11
7.501 - 8.000	190	34,018,103.96	10.51	8.000	601	81.68
8.001 - 8.500	120	17,822,676.38	5.51	8.550	575	82.59
8.501 - 9.000	81	10,306,902.98	3.18	8.937	561	83.38
9.001 - 9.500	39	3,774,000.41	1.17	9.456	563	85.86
9.501 - 10.000	12	1,251,297.00	0.39	9.896	542	84.31

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 27	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Maximum	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	1	$328,000.00	0.10%	8.375%	533	77.18%
12.001 - 12.500	10	2,435,000.00	0.75	5.534	686	73.84
12.501 - 13.000	85	20,240,668.15	6.25	5.897	652	77.28
13.001 - 13.500	235	53,541,273.61	16.54	6.331	652	79.26
13.501 - 14.000	388	88,899,232.05	27.47	6.830	641	81.06
14.001 - 14.500	295	59,397,063.01	18.35	7.300	630	80.43
14.501 - 15.000	307	53,725,673.92	16.60	7.776	606	81.07
15.001 - 15.500	113	19,128,765.78	5.91	8.270	590	82.86
15.501 - 16.000	134	18,714,195.63	5.78	8.773	565	83.20
16.001 - 16.500	42	4,546,380.25	1.40	9.275	554	82.52
16.501 - 17.000	23	2,194,897.00	0.68	9.761	552	84.63
17.001 - 17.500	6	480,250.00	0.15	10.173	542	83.33

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Minimum	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	$2,185,000.00	0.68%	5.423%	695	75.31%
5.501 - 6.000	85	20,240,668.15	6.25	5.897	652	77.28
6.001 - 6.500	236	53,791,273.61	16.62	6.332	652	79.17
6.501 - 7.000	388	88,899,232.05	27.47	6.830	641	81.06
7.001 - 7.500	295	59,397,063.01	18.35	7.300	630	80.43
7.501 - 8.000	308	53,808,173.92	16.63	7.776	606	81.04
8.001 - 8.500	113	19,374,265.78	5.99	8.274	589	82.86
8.501 - 9.000	134	18,714,195.63	5.78	8.773	565	83.20
9.001 - 9.500	42	4,546,380.25	1.40	9.275	554	82.52
9.501 - 10.000	23	2,194,897.00	0.68	9.761	552	84.63
10.001 - 10.500	6	480,250.00	0.15	10.173	542	83.33

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 28	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Initial Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

3.000	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Periodic Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

1.000	28	$4,732,866.09	1.46%	6.733%	623	79.29%
1.500	1,611	318,898,533.31	98.54	7.188	627	80.65

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
Date	Loans	Balance	Balance	Coupon	Score	LTV

22	3	$381,163.66	0.12%	7.106%	620	76.30%
23	64	15,450,694.45	4.77	6.778	631	81.20
24	722	154,709,082.76	47.80	7.057	634	81.03
25	41	7,280,895.00	2.25	7.419	622	81.57
34	2	206,764.22	0.06	7.664	569	82.87
35	45	7,798,620.31	2.41	7.542	600	79.31
36	698	127,418,219.00	39.37	7.314	620	80.02
37	63	10,075,710.00	3.11	7.541	619	81.58
49	1	310,250.00	0.10	7.940	611	85.00

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 29	June 14, 2005

Fixed Rate Mortgage Loan Statistics
As of the Cut-off Date

			Minimum	Maximum
Scheduled Principal Balance	$30,770,892.63		$40,000.00	$642,500.00
Average Scheduled Principal Balance	$143,120.43
Number of Mortgage Loans	215

Weighted Average Gross Coupon	7.407%		5.875%	10.875%
Weighted Average FICO Score	629		500	759
Weighted Average Original LTV	77.80%		33.39%	100.00%

Weighted Average Original Term	345 months		120 months	360 months
Weighted Average Stated Remaining Term	345 months		120 months	360 months
Weighted Average Seasoning	0 months		0 months	4 months

Maturity Date			June 1, 2015	July 1, 2035
Maximum Zip Code Concentration	2.09%	95630

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 30	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	2	$875,000.00	2.84%	5.908%	677	78.58%
6.001 - 6.500	26	4,810,250.00	15.63	6.348	646	71.71
6.501 - 7.000	50	7,188,042.78	23.36	6.849	647	76.88
7.001 - 7.500	38	5,278,450.28	17.15	7.376	634	79.60
7.501 - 8.000	43	6,390,422.76	20.77	7.782	629	79.69
8.001 - 8.500	24	3,085,399.08	10.03	8.305	605	78.54
8.501 - 9.000	17	1,888,700.00	6.14	8.754	560	80.60
9.001 - 9.500	6	488,815.51	1.59	9.207	583	82.11
9.501 - 10.000	6	431,412.22	1.40	9.685	556	84.97
10.001 - 10.500	2	284,000.00	0.92	10.297	517	80.00
10.501 - 11.000	1	50,400.00	0.16	10.875	569	80.00

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Outstanding	Mortgage	Principal	Principal	Gross	Credit	Original
Principal Balances ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	5	$229,700.00	0.75%	8.594%	602	82.15%
50,000.01 - 100,000.00	70	5,481,867.25	17.82	7.877	609	75.90
100,000.01 - 150,000.00	67	8,124,163.27	26.40	7.416	625	77.43
150,000.01 - 200,000.00	30	5,181,363.33	16.84	7.534	633	78.36
200,000.01 - 250,000.00	28	6,209,748.78	20.18	7.181	632	79.90
250,000.01 - 300,000.00	4	1,135,700.00	3.69	7.598	652	80.99
300,000.01 - 350,000.00	5	1,625,600.00	5.28	6.720	637	75.49
350,000.01 - 400,000.00	3	1,143,250.00	3.72	7.142	568	68.34
400,000.01 - 450,000.00	1	425,000.00	1.38	6.750	718	88.36
550,000.01 - 600,000.00	1	572,000.00	1.86	7.900	726	80.00
600,000.01 - 650,000.00	1	642,500.00	2.09	5.875	696	80.31

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed	187	$27,890,727.67	90.64%	7.393%	629	77.95%
15 Year Fixed	17	1,432,054.96	4.65	7.533	617	73.12
20 Year Fixed	10	1,286,710.00	4.18	7.622	624	78.83
10 Year Fixed	1	161,400.00	0.52	6.875	654	84.06

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 31	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Remaining Terms	Mortgage	Principal	Principal	Gross	Credit	Original
to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	1	$161,400.00	0.52%	6.875%	654	84.06%
169 - 180	17	1,432,054.96	4.65	7.533	617	73.12
229 - 240	10	1,286,710.00	4.18	7.622	624	78.83
349 - 360	187	27,890,727.67	90.64	7.393	629	77.95

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Mortgage Loan Age	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	195	$28,344,005.00	92.11%	7.372%	629	77.57%
1	19	2,283,298.11	7.42	7.810	628	80.52
4	1	143,589.52	0.47	7.750	684	80.00

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	215	$30,770,892.63	100.00%	7.407%	629	77.80%

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Original	Mortgage	Principal	Principal	Gross	Credit	Original
Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Score	LTV

30.01 - 35.00	1	$95,500.00	0.31%	6.750%	600	33.39%
35.01 - 40.00	4	251,214.00	0.82	7.678	610	38.08
40.01 - 45.00	1	93,000.00	0.30	8.190	591	43.26
45.01 - 50.00	3	647,000.00	2.10	6.798	594	47.64
50.01 - 55.00	6	940,373.44	3.06	6.916	631	53.32
55.01 - 60.00	6	695,000.00	2.26	6.975	642	56.73
60.01 - 65.00	7	909,950.00	2.96	7.608	577	63.01
65.01 - 70.00	25	3,362,941.84	10.93	7.023	619	67.30
70.01 - 75.00	22	4,018,268.33	13.06	7.186	612	73.71
75.01 - 80.00	60	7,839,829.03	25.48	7.770	632	79.42
80.01 - 85.00	27	4,336,564.46	14.09	7.279	620	83.50
85.01 - 90.00	40	5,832,566.75	18.95	7.612	644	89.64
90.01 - 95.00	6	861,800.00	2.80	6.814	712	93.59
95.01 - 100.00	7	886,884.78	2.88	7.508	656	99.95

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 32	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Credit Scores	Loans	Balance	Balance	Coupon	Score	LTV

481 - 500	1	$56,000.00	0.18%	10.490%	500	80.00%
501 - 520	4	414,800.00	1.35	8.441	509	74.18
521 - 540	13	2,338,356.77	7.60	8.125	532	72.96
541 - 560	14	1,532,236.36	4.98	8.481	547	77.78
561 - 580	16	2,150,942.61	6.99	8.008	571	75.27
581 - 600	17	1,763,810.00	5.73	7.498	591	75.28
601 - 620	30	3,493,564.58	11.35	7.551	611	77.79
621 - 640	40	5,460,195.00	17.74	7.216	630	75.01
641 - 660	34	5,449,418.46	17.71	7.078	649	78.47
661 - 680	18	2,481,536.00	8.06	7.247	668	79.75
681 - 700	13	2,437,089.52	7.92	6.714	691	82.09
701 - 720	9	1,813,500.00	5.89	6.760	712	82.60
721 - 740	3	870,393.33	2.83	7.941	727	80.84
741 - 760	3	509,050.00	1.65	6.889	751	92.42

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Purpose	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	184	$26,243,348.57	85.29%	7.351%	625	77.04%
Purchase	24	3,770,344.06	12.25	7.717	655	81.91
Rate/Term Refinance	7	757,200.00	2.46	7.793	620	83.47

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	189	$26,677,811.27	86.70%	7.393%	625	77.82%
Duplex	9	1,309,000.00	4.25	7.371	645	71.53
Condo	7	1,200,081.36	3.90	7.540	676	76.48
3-4 Unit	4	850,500.00	2.76	7.583	632	79.07
Townhouse	5	635,500.00	2.07	7.529	663	86.90
PUD	1	98,000.00	0.32	7.500	674	100.00

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 33	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	161	$21,265,199.30	69.11%	7.391%	618	78.21%
Stated	53	9,209,693.33	29.93	7.424	652	76.77
NINA	1	296,000.00	0.96	8.000	671	80.00

Total:	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Status	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	202	$29,274,188.62	95.14%	7.404%	627	78.13%
Non-Owner Occupied	13	1,496,704.01	4.86	7.466	661	71.29

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	121	$19,133,182.31	62.18%	7.098%	663	78.91%
B	69	7,872,603.55	25.58	7.727	591	76.61
C	25	3,765,106.77	12.24	8.304	532	74.65

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 34	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
State	Loans	Balance	Balance	Coupon	Score	LTV

Florida	46	$6,495,154.80	21.11%	7.479%	643	74.77%
California	24	5,273,250.00	17.14	6.696	622	69.42
Illinois	24	3,915,356.53	12.72	7.227	626	82.52
Texas	23	2,122,334.97	6.90	8.096	619	77.57
Pennsylvania	18	1,935,375.86	6.29	7.698	619	85.03
Maryland	7	1,482,393.33	4.82	7.326	664	80.79
Louisiana	13	1,311,394.14	4.26	8.293	602	82.93
Washington	7	1,081,950.00	3.52	6.893	624	73.65
Michigan	8	1,035,978.46	3.37	7.954	634	81.43
North Carolina	7	970,404.54	3.15	7.691	587	83.42
Arizona	7	747,350.00	2.43	7.168	628	79.91
Wisconsin	4	534,750.00	1.74	6.938	677	80.60
Rhode Island	3	530,150.00	1.72	7.226	638	80.48
Massachusetts	2	442,500.00	1.44	8.699	582	80.34
Georgia	3	418,650.00	1.36	7.565	633	80.06
Ohio	2	374,400.00	1.22	6.977	691	76.60
Virginia	2	374,000.00	1.22	7.021	669	89.91
Connecticut	2	373,000.00	1.21	8.165	625	79.53
Indiana	2	345,800.00	1.12	8.768	551	79.99
Iowa	4	344,050.00	1.12	7.383	618	77.66
Idaho	2	209,700.00	0.68	8.135	608	85.19
Tennessee	2	186,000.00	0.60	6.994	638	86.94
Oregon	1	120,600.00	0.39	7.625	648	90.00
Nevada	1	103,850.00	0.34	6.990	605	67.00
Colorado	1	42,500.00	0.14	7.625	583	85.00

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty Term	Mortgage	Principal	Principal	Gross	Credit	Original
(Years)	Loans	Balance	Balance	Coupon	Score	LTV

None	56	$7,771,024.59	25.25%	7.664%	632	79.60%
1	6	1,029,513.24	3.35	7.139	642	81.67
2	7	1,204,091.84	3.91	7.027	596	74.07
3	146	20,766,262.96	67.49	7.346	629	77.14

Total	215	$30,770,892.63	100.00%	7.407%	629	77.80%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 35	June 14, 2005

Adjustable Rate Mortgage Loan Statistics

As of the Cut-off Date

			Minimum	Maximum
Scheduled Principal Balance	$323,631,399.40		$46,000.00	$720,000.00
Average Scheduled Principal Balance	$197,456.62
Number of Mortgage Loans	1,639

Weighted Average Gross Coupon	7.181%		5.125%	10.330%
Weighted Average FICO Score	627		471	809
Weighted Average Original LTV	80.63%		17.86%	100.00%

Weighted Average Original Term	360 months		360 months	360 months
Weighted Average Stated Remaining Term	360 months		358 months	360 months
Weighted Average Seasoning	0 months		0 months	2 months

ARM Characteristics
Weighted Average Gross Margin	6.670%		4.210%	9.875%
Weighted Average Minimum Interest Rate	7.181%		5.125%	10.330%
Weighted Average Maximum Interest Rate	14.177%		11.805%	17.330%
Weighted Average Initial Rate Cap	3.000%		3.000%	3.000%
Weighted Average Subsequent Rate Cap	1.493%		1.000%	1.500%
Weighted Average Months to Roll	29 months		22 months	49 months

Maturity Date			April 1, 2035	July 1, 2035
Maximum Zip Code Concentration	0.59%	60618

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 36	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	$2,185,000.00	0.68%	5.423%	695	75.31%
5.501 - 6.000	85	20,240,668.15	6.25	5.897	652	77.28
6.001 - 6.500	236	53,791,273.61	16.62	6.332	652	79.17
6.501 - 7.000	388	88,899,232.05	27.47	6.830	641	81.06
7.001 - 7.500	295	59,397,063.01	18.35	7.300	630	80.43
7.501 - 8.000	308	53,808,173.92	16.63	7.776	606	81.04
8.001 - 8.500	113	19,374,265.78	5.99	8.274	589	82.86
8.501 - 9.000	134	18,714,195.63	5.78	8.773	565	83.20
9.001 - 9.500	42	4,546,380.25	1.40	9.275	554	82.52
9.501 - 10.000	23	2,194,897.00	0.68	9.761	552	84.63
10.001 - 10.500	6	480,250.00	0.15	10.173	542	83.33

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Outstanding	Mortgage	Principal	Principal	Gross	Credit	Original
Principal Balances ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	8	$391,861.35	0.12%	9.189%	538	76.47%
50,000.01 - 100,000.00	288	23,280,568.73	7.19	7.943	595	80.40
100,000.01 - 150,000.00	352	43,979,501.40	13.59	7.500	613	81.25
150,000.01 - 200,000.00	295	51,633,327.81	15.95	7.273	622	80.18
200,000.01 - 250,000.00	274	61,742,409.84	19.08	7.055	623	79.31
250,000.01 - 300,000.00	153	41,754,408.52	12.90	7.016	634	81.10
300,000.01 - 350,000.00	128	41,234,015.08	12.74	7.007	628	80.54
350,000.01 - 400,000.00	65	24,292,031.67	7.51	6.934	648	83.47
400,000.01 - 450,000.00	37	15,774,275.00	4.87	6.828	646	79.85
450,000.01 - 500,000.00	28	13,434,800.00	4.15	6.842	674	79.32
500,000.01 - 550,000.00	6	3,066,200.00	0.95	7.557	589	83.99
550,000.01 - 600,000.00	4	2,328,000.00	0.72	7.392	664	87.42
700,000.01 - 750,000.00	1	720,000.00	0.22	5.750	643	84.71

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 37	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 3/27	612	$97,611,804.24	30.16%	7.652%	601	80.01%
ARM 2/28 60 Month IO	364	90,896,743.15	28.09	6.859	657	80.69
ARM 2/28	466	86,925,092.72	26.86	7.244	609	81.45
ARM 3/27 60 Month IO	197	48,197,759.29	14.89	6.720	655	80.30

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Remaining Terms	Mortgage	Principal	Principal	Gross	Credit	Original
to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Mortgage Loan Age	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,525	$299,794,156.76	92.63%	7.192%	627	80.64%
1	109	23,249,314.76	7.18	7.034	621	80.56
2	5	587,927.88	0.18	7.302	602	78.61

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 38	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Original	Mortgage	Principal	Principal	Gross	Credit	Original
Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	$125,000.00	0.04%	6.500%	646	17.86%
20.01 - 25.00	3	433,750.00	0.13	7.383	585	23.25
25.01 - 30.00	1	104,000.00	0.03	6.350	614	28.89
30.01 - 35.00	3	461,000.00	0.14	8.030	540	32.14
35.01 - 40.00	3	397,770.00	0.12	6.291	634	38.11
40.01 - 45.00	6	1,209,500.00	0.37	6.568	633	42.34
45.01 - 50.00	9	1,699,470.00	0.53	6.936	565	47.39
50.01 - 55.00	21	3,101,850.00	0.96	7.085	580	53.02
55.01 - 60.00	28	4,736,090.00	1.46	7.039	583	57.77
60.01 - 65.00	36	6,852,428.89	2.12	7.084	581	63.30
65.01 - 70.00	71	13,934,538.12	4.31	7.084	591	68.78
70.01 - 75.00	93	18,680,977.20	5.77	7.316	597	74.00
75.01 - 80.00	787	164,005,831.12	50.68	7.030	646	79.79
80.01 - 85.00	199	35,753,643.62	11.05	7.413	598	84.34
85.01 - 90.00	273	52,252,423.07	16.15	7.417	620	89.70
90.01 - 95.00	58	12,247,335.00	3.78	7.384	633	94.39
95.01 - 100.00	47	7,635,792.38	2.36	7.621	637	99.59

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Credit Scores	Loans	Balance	Balance	Coupon	Score	LTV

461 - 480	1	$50,000.00	0.02%	9.940%	471	76.92%
481 - 500	4	425,800.00	0.13	7.279	500	68.71
501 - 520	69	10,948,422.94	3.38	8.038	511	73.89
521 - 540	111	16,798,451.08	5.19	8.081	531	75.49
541 - 560	136	22,618,887.75	6.99	7.908	551	78.51
561 - 580	119	18,730,267.50	5.79	7.603	571	80.93
581 - 600	143	27,469,597.48	8.49	7.457	591	82.34
601 - 620	198	38,494,433.03	11.89	7.066	611	82.01
621 - 640	265	57,479,201.21	17.76	7.046	630	80.86
641 - 660	211	42,785,845.00	13.22	6.991	650	81.85
661 - 680	147	33,650,243.56	10.40	6.795	670	80.74
681 - 700	109	25,485,167.04	7.87	6.809	689	82.00
701 - 720	51	10,387,532.81	3.21	6.676	709	80.47
721 - 740	36	9,492,900.00	2.93	6.729	730	80.99
741 - 760	25	5,343,400.00	1.65	6.729	752	80.45
761 - 780	6	1,717,850.00	0.53	6.642	769	82.56
781 - 800	7	1,441,400.00	0.45	6.884	790	80.47
801 - 820	1	312,000.00	0.10	5.600	809	80.00

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 39	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Purpose	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	968	$179,244,660.62	55.39%	7.268%	605	80.06%
Purchase	637	137,741,559.89	42.56	7.061	655	81.38
Rate/Term Refinance	34	6,645,178.89	2.05	7.326	614	80.49

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,380	$267,830,471.17	82.76%	7.167%	624	80.74%
Condo	96	17,892,947.50	5.53	7.292	630	80.53
Townhouse	74	15,143,130.73	4.68	7.062	633	80.56
3-4 Unit	45	12,721,250.00	3.93	7.362	670	80.00
Duplex	44	10,043,600.00	3.10	7.315	638	78.86

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	944	$164,049,579.40	50.69%	7.209%	606	81.49%
Stated	691	158,554,939.75	48.99	7.151	648	79.76
NINA	4	1,026,880.25	0.32	7.358	656	77.75

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Status	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,577	$314,415,786.07	97.15%	7.176%	626	80.70%
Non-Owner Occupied	62	9,215,613.33	2.85	7.352	651	78.33

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	868	$190,646,889.62	58.91%	6.901%	665	81.24%
B	528	95,957,149.68	29.65	7.407	589	81.49
C	243	37,027,360.10	11.44	8.033	528	75.28

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 40	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
State	Loans	Balance	Balance	Coupon	Score	LTV

California	418	$115,189,547.45	35.59%	6.904%	631	78.31%
Florida	295	54,562,537.09	16.86	7.224	633	81.26
Illinois	215	40,238,100.26	12.43	7.200	632	82.13
Maryland	80	17,951,855.01	5.55	7.140	618	81.79
Virginia	46	10,342,450.00	3.20	7.164	644	78.79
Arizona	56	8,875,917.95	2.74	7.126	618	83.49
Nevada	38	8,668,160.00	2.68	6.881	638	80.77
Michigan	58	6,984,800.41	2.16	8.110	592	83.66
Wisconsin	53	6,105,497.74	1.89	7.706	598	80.99
North Carolina	52	5,723,345.71	1.77	7.571	618	83.57
Massachusetts	22	5,327,728.91	1.65	7.243	634	77.97
Washington	28	5,100,375.00	1.58	7.374	606	81.93
Pennsylvania	34	4,208,522.69	1.30	7.516	620	85.05
Georgia	22	3,703,617.42	1.14	7.332	606	81.80
Rhode Island	15	3,611,600.00	1.12	7.283	655	81.52
Tennessee	26	3,380,800.00	1.04	7.767	604	84.62
Indiana	31	3,223,125.00	1.00	7.956	617	86.10
Ohio	23	2,796,525.00	0.86	8.179	597	87.33
New Jersey	13	2,699,907.11	0.83	7.710	576	75.19
Minnesota	13	2,591,940.98	0.80	7.303	617	85.17
Colorado	15	2,463,482.81	0.76	7.499	639	84.58
Louisiana	20	1,940,450.00	0.60	8.087	590	86.98
Connecticut	10	1,621,450.00	0.50	7.742	601	80.80
Missouri	9	987,650.00	0.31	8.636	567	82.37
Kentucky	9	967,176.08	0.30	8.075	604	87.75
Texas	9	851,550.00	0.26	8.016	636	81.31
Idaho	7	824,590.00	0.25	7.796	584	86.73
New Hampshire	3	592,800.00	0.18	7.695	647	80.00
Oregon	3	521,200.00	0.16	7.991	628	82.56
Utah	3	476,500.00	0.15	6.829	587	73.32
Iowa	7	465,946.78	0.14	8.310	572	82.56
Oklahoma	1	223,200.00	0.07	6.990	612	90.00
New Mexico	1	144,000.00	0.04	6.500	623	80.00
Nebraska	2	129,150.00	0.04	7.829	642	90.01
South Dakota	1	68,400.00	0.02	8.000	627	90.00
Kansas	1	67,500.00	0.02	9.640	650	90.00

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 41	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty Term	Mortgage	Principal	Principal	Gross	Credit	Original
(Years)	Loans	Balance	Balance	Coupon	Score	LTV

None	384	$69,708,503.44	21.54%	7.394%	624	81.16%
1	88	20,807,256.25	6.43	7.164	647	82.00
2	646	137,388,735.71	42.45	7.001	629	80.49
3	521	95,726,904.00	29.58	7.288	621	80.15

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Gross Margins (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	187	$34,631,303.51	10.70%	7.049%	637	81.59%
4.501 - 5.000	1	180,000.00	0.06	5.125	711	80.00
5.001 - 5.500	23	5,961,500.00	1.84	5.628	663	75.80
5.501 - 6.000	144	33,095,685.45	10.23	6.089	651	77.90
6.001 - 6.500	257	60,142,494.61	18.58	6.558	646	79.81
6.501 - 7.000	324	72,057,348.36	22.27	7.010	636	81.17
7.001 - 7.500	261	50,390,086.74	15.57	7.534	619	80.11
7.501 - 8.000	190	34,018,103.96	10.51	8.000	601	81.68
8.001 - 8.500	120	17,822,676.38	5.51	8.550	575	82.59
8.501 - 9.000	81	10,306,902.98	3.18	8.937	561	83.38
9.001 - 9.500	39	3,774,000.41	1.17	9.456	563	85.86
9.501 - 10.000	12	1,251,297.00	0.39	9.896	542	84.31

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Maximum	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	1	$328,000.00	0.10%	8.375%	533	77.18%
12.001 - 12.500	10	2,435,000.00	0.75	5.534	686	73.84
12.501 - 13.000	85	20,240,668.15	6.25	5.897	652	77.28
13.001 - 13.500	235	53,541,273.61	16.54	6.331	652	79.26
13.501 - 14.000	388	88,899,232.05	27.47	6.830	641	81.06
14.001 - 14.500	295	59,397,063.01	18.35	7.300	630	80.43
14.501 - 15.000	307	53,725,673.92	16.60	7.776	606	81.07
15.001 - 15.500	113	19,128,765.78	5.91	8.270	590	82.86
15.501 - 16.000	134	18,714,195.63	5.78	8.773	565	83.20
16.001 - 16.500	42	4,546,380.25	1.40	9.275	554	82.52
16.501 - 17.000	23	2,194,897.00	0.68	9.761	552	84.63
17.001 - 17.500	6	480,250.00	0.15	10.173	542	83.33

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 Series Term Sheet Page 42	June 14, 2005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Minimum	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	$2,185,000.00	0.68%	5.423%	695	75.31%
5.501 - 6.000	85	20,240,668.15	6.25	5.897	652	77.28
6.001 - 6.500	236	53,791,273.61	16.62	6.332	652	79.17
6.501 - 7.000	388	88,899,232.05	27.47	6.830	641	81.06
7.001 - 7.500	295	59,397,063.01	18.35	7.300	630	80.43
7.501 - 8.000	308	53,808,173.92	16.63	7.776	606	81.04
8.001 - 8.500	113	19,374,265.78	5.99	8.274	589	82.86
8.501 - 9.000	134	18,714,195.63	5.78	8.773	565	83.20
9.001 - 9.500	42	4,546,380.25	1.40	9.275	554	82.52
9.501 - 10.000	23	2,194,897.00	0.68	9.761	552	84.63
10.001 - 10.500	6	480,250.00	0.15	10.173	542	83.33

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Initial Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

3.000	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Subsequent Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

1.000	28	$4,732,866.09	1.46%	6.733%	623	79.29%
1.500	1,611	318,898,533.31	98.54	7.188	627	80.65

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

22	3	$381,163.66	0.12%	7.106%	620	76.30%
23	64	15,450,694.45	4.77	6.778	631	81.20
24	722	154,709,082.76	47.80	7.057	634	81.03
25	41	7,280,895.00	2.25	7.419	622	81.57
34	2	206,764.22	0.06	7.664	569	82.87
35	45	7,798,620.31	2.41	7.542	600	79.31
36	698	127,418,219.00	39.37	7.314	620	80.02
37	63	10,075,710.00	3.11	7.541	619	81.58
49	1	310,250.00	0.10	7.940	611	85.00

Total	1,639	$323,631,399.40	100.00%	7.181%	627	80.63%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY